Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2011 (the “Report”) of Keating Capital, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Timothy J. Keating, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Timothy J. Keating
Name:	Timothy J. Keating
Date:	March 1, 2012

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